EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gilman + Ciocia, Inc. (the "Company") for the three months ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Conroy, Chief Accounting Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Dennis Conroy
    --------------------------
Name: Dennis Conroy
Chief Accounting Officer

Date: February 20, 2004


                                    Page 31